UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 25, 2006

WELLS FARGO & COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-02979	No. 41-0449260
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Montgomery Street, San Francisco, California 94104

(Address of Principal Executive Offices) (Zip Code)

1-866-878-5865

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

The Company held its annual meeting of stockholders on April 25, 2006. At the meeting, stockholders elected all 14 of the directors nominated by the Board of Directors and ratified the appointment of KPMG LLP as independent auditors for 2006. Each director received a greater number of votes “for” his or her election than votes “withheld” from his or her election. Stockholders rejected the four stockholder proposals as follows:

Stockholder Proposal Regarding a Director Election By-Law Amendment

For	Against	Abstentions	Broker Non-Votes
454,167,038	709,041,544	21,078,013	203,657,030

Stockholder Proposal Regarding Separation of Board Chair and CEO Positions

For	Against	Abstentions	Broker Non-Votes
421,603,315	745,948,187	16,735,093	203,657,030

Stockholder Proposal Regarding Director Compensation

For	Against	Abstentions	Broker Non-Votes
86,270,060	1,072,684,460	25,332,075	203,657,030

Stockholder Proposal Regarding a Report on Home Mortgage Disclosure Act (HMDA) data

For	Against	Abstentions	Broker Non-Votes
77,931,149	991,896,026	114,459,420	203,657,030

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: May 1, 2006	WELLS FARGO & COMPANY

	By:	/s/ Laurel A. Holschuh
Laurel A. Holschuh
Senior Vice President and Secretary